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                       COHEN & STEERS REALTY SHARES, INC.

April 20, 1999

To Our Shareholders:

     We are pleased to submit to you our report for the quarter ended March 31, 1999. The net asset value per share at that date was $36.20. In addition, a regular quarterly dividend of $0.47 was declared for shareholders of record on March 23, 1999 and paid on March 24, 1999.

INVESTMENT REVIEW

     Simply stated, REITs have remained out of favor so far in 1999. In the quarter, the Fund had a total return of - 3.4%, based on income and change in net asset value, which compared favorably to the NAREIT Equity REIT Index total return of -5.6%. As has been the case since the peak in REIT share prices in December 1997, earnings and dividends have continued to grow at a steady pace, causing valuation measures such as price/earnings ratios and dividend yields to reach extreme levels. For example, at quarter-end the average equity REIT dividend yield was 8.0%. Relative to the broader stock market averages, which have been continually rising to record levels, REIT valuations have reached an unprecedented level on both an absolute and relative basis. And, as shown in the following chart, the current REIT bear market has now become one of the longest and deepest in history.

EQUITY REIT                     PRICE          TOTAL        DURATION
BEAR MARKET                    DECLINE        RETURN        (MONTHS)
--------------------------------------------------------------------
9/72 - 12/74                     -48.3 %        -37.0 %        27
8/79 -  4/80                     -15.9 %        -11.1 %         8
6/81 -  7/82                     -15.8 %         -7.1 %        13
2/87 - 10/87                     -20.9 %        -17.1 %         8
8/89 - 10/90                     -34.4 %        -24.2 %        14
9/93 - 11/94                     -17.5 %        -10.9 %        14
--------------------------------------------------------------------
AVERAGE                          -25.5 %        -17.9 %        14
--------------------------------------------------------------------
12/97 - 3/99                     -27.6 %        -21.3 %        15
--------------------------------------------------------------------
Source: National Association of Real Estate Investment Trusts

     Importantly, the two bear markets that were deeper than the current one were both accompanied by economic recessions and real estate depressions. Severe overbuilding, which led to unusually high vacancy rates and bankruptcies, precipitated the real estate problems in those previous bear markets. In contrast, the U.S. economy today seems to remain quite strong and real estate fundamentals are not only extremely healthy but appear to be improving. Fourth quarter earnings for the REIT industry grew by 15% according to industry sources, with much of that improvement coming from strong growth in rents. In addition, recent statistics indicate continued low vacancy rates and a decline in new construction for every major property type, suggesting that fears of potential overbuilding are unfounded.

     Though we take no solace in negative returns, we are encouraged that our portfolio strategy of emphasizing what we believe are the largest and strongest companies is continuing to have a positive effect on relative investment performance. For the second consecutive quarter, we have outperformed our benchmark by a substantial margin.

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                       COHEN & STEERS REALTY SHARES, INC.

INVESTMENT OUTLOOK

     It appears to us that the bear market may have ended and that sentiment towards the REIT sector is beginning to improve. It has been our belief that there were three factors that precipitated this bear market: fear of an economic slowdown, fear of price deflation that would reduce real estate values, and a narrowing of investment opportunities for public real estate companies. The first two factors appear to have been favorably resolved, while the third remains unsettled.

     The U.S. economy remains quite strong and there seem to be few, if any, signs of a slowdown. Further, there appears to be little or no reason for either domestic or foreign monetary authorities to enact policies that would precipitate an economic slowdown. Our economy has successfully absorbed the slowdown in most of Asia, Russia, and Latin and South America. There are now signs that many of these economies have at least bottomed out, if not entered a recovery phase. The prospect of a stronger world economy, coupled with the substantial rise in oil prices, wage pressures and other telltale signs of price inflation, have caused the bond market to fall in 1999, raising yields to a 9-month high. These recent developments, in our view, have begun to nearly eliminate any lingering fears of widespread price deflation.

     The factor relating to the opportunity set available to REITs has not been resolved, at least not on an industry-wide basis. There are few, if any, cyclical industries in which the same investment and operational strategy works at different phases of the cycle. Because we believe the real estate industry has completed its growth phase and has now entered the equilibrium phase, it is becoming clear to us that the formula for success in real estate today is quite different than in most of the 1990's. Changing property dynamics, capital flows and investor expectations require a complete re-evaluation of how real estate enterprises should be run. This is summarized in the chart below.

                   WINNING REAL ESTATE INVESTMENT STRATEGIES
--------------------------------------------------------------------------------------------------------------------
                      GROWTH PHASE                                           EQUILIBRIUM PHASE
--------------------------------------------------------------------------------------------------------------------
     Acquire as many assets as quickly as possible               Rationalize assets acquired in the 1990's
--------------------------------------------------------------------------------------------------------------------
    Take advantage of distressed sellers of property        Take advantage of overly aggressive property buyers
--------------------------------------------------------------------------------------------------------------------
 Measure success of acquisitions by earnings accretion     Assess merit of acquisitions based on return on assets
--------------------------------------------------------------------------------------------------------------------
   Seek external growth through property acquisitions       Maximize internal growth by improving profitability
--------------------------------------------------------------------------------------------------------------------
       Raise as much equity as often as possible                Do not dilute shareholders by issuing equity
--------------------------------------------------------------------------------------------------------------------
            Utilize high financial leverage                              Reduce financial leverage
--------------------------------------------------------------------------------------------------------------------
                     Form new REITs                                 Consolidate public company universe
--------------------------------------------------------------------------------------------------------------------
                    Invest in assets                                         Invest in entities
--------------------------------------------------------------------------------------------------------------------

     Our investment strategy continues to emphasize companies whose management teams have recognized the maturity of the cycle and have adopted new strategies that will enhance shareholder value. During the growth phase of the cycle, the strategy of acquiring as much property as possible, as quickly as possible and with whatever means available, was the key to success. There was a large number of willing sellers at the same time that occupancies, rents and asset values were all rising very quickly. With stock prices high and financing plentiful, nearly all acquisitions contributed to per share earnings, further sustaining lofty share valuations.

     In the equilibrium phase of the cycle, property prices are high, acquisition opportunities are fewer, and competition is much greater, particularly from private capital sources. In addition, the bear market has significantly

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                                       2

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                       COHEN & STEERS REALTY SHARES, INC.

raised the cost of equity capital for REITs, further narrowing their acquisition and financing opportunities. It is ironic that a seller's market for property now coincides with a buyer's market for shares of property-owning REITs. As a result, we believe that a large-scale consolidation of the industry may be at hand. In recent weeks several proposals to take REITs private have been announced and it is our understanding that a great many more are currently being considered. Clearly, if the gap between public and private market values persists, we believe many REITs will either be taken private or taken over by other REITs. This activity may prove to be a catalyst for better stock price performance.

     In this environment some exciting strategic opportunities are surfacing that can materially improve the quality of REIT property portfolios and increase earnings growth rates. REITs today have an unprecedented opportunity to sell properties at attractive prices, pruning their portfolios of assets that are under-performing or that do not fit from a strategic standpoint. The proceeds of these sales can be used to repay debt, be re-deployed into higher returning assets, or simply be retained for future opportunities. A large number of REITs have chosen to repurchase shares; however, this is a strategy which we believe most often has little merit, given the ongoing capital requirements of the real estate business. In any case, the combination of asset sales and a slowdown in the acquisition pace of the industry has materially reduced the amount of financing required by REITs. The perception that REITs will not be tapping the equity market on a regular basis will dramatically improve the supply/demand picture for their shares.

     The governance of the public market is having the further effect of disciplining the management of the REIT industry. Reductions in staff and other overhead are now commonplace, and efforts to improve profitability of existing owned assets have become foremost priorities. In conjunction with employing a higher required rate of return on new investment, industry participants have a unique opportunity to enjoy a meaningful increase in profitability.

     As we have discussed in the past, we believe that the equilibrium phase of the cycle could last for a very long time due to the public market discipline that has been imposed on the real estate industry. This leads us to believe that real estate and REIT returns will generally revert to their historic levels: for the 20 year period ended March 31, 1999, the NAREIT Equity REIT Index, for example, had a compound average annual return of 13.6%. While we cannot make predictions about the Fund's absolute future performance, or its future performance relative to an index, our goal will continue to be to provide returns that are in excess of these broad-based indices. There are a host of companies that have what we believe is above-average growth potential and these are the mainstays of the Fund's portfolio. In our opinion, the public market offers the single best real estate investment today.

Sincerely,

               MARTIN COHEN                      ROBERT H. STEERS
               MARTIN COHEN                      ROBERT H. STEERS
               President                         Chairman

   Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                                       3

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                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1999 (UNAUDITED)

                                                                                  NUMBER
                                                                                OF SHARES             VALUE
                                                                                ----------        --------------
EQUITIES                                                           98.37%
     APARTMENT/RESIDENTIAL                                         14.06%
           Apartment Investment & Management Co. -- Class A.............        2,837,000         $  102,841,250
           AvalonBay Communities........................................        2,534,400             80,150,400
           Charles E. Smith Residential Realty..........................          509,000             15,683,563
           Essex Property Trust.........................................        1,194,200             31,198,475
                                                                                                  --------------
                                                                                                     229,873,688
                                                                                                  --------------

     DIVERSIFIED                                                   14.81%
           *Crescent Operating..........................................          301,200              1,091,850
           LNR Property Corp............................................        2,331,500             46,047,125
           Newhall Land & Farming Co. ..................................          568,700             13,577,712
           *Reckson Services Industries.................................        1,612,700              7,257,150
           *Vornado Operating Co........................................          152,200                913,200
           Vornado Realty Trust.........................................        5,022,000            173,259,000
                                                                                                  --------------
                                                                                                     242,146,037
                                                                                                  --------------

     HEALTH CARE                                                    5.21%
           *HCR Manor Care..............................................        1,285,000             29,314,063
           Health Care Property Investors...............................          629,500             18,098,125
           Healthcare Realty Trust......................................           54,100              1,027,900
           Nationwide Health Properties.................................        1,934,700             36,759,300
                                                                                                  --------------
                                                                                                      85,199,388
                                                                                                  --------------

     HOTEL                                                          8.05%
           FelCor Lodging Trust.........................................          344,400              7,985,775
           Host Marriott Corp...........................................           59,900                666,388
           Marriott International.......................................          508,600             17,101,675
           *Promus Hotel Corp...........................................          267,500              9,730,312
           Starwood Hotels & Resorts Worldwide..........................        3,370,300             96,264,194
                                                                                                  --------------
                                                                                                     131,748,344
                                                                                                  --------------

     INDUSTRIAL                                                     4.35%
           #AMB Property Corp. 144A.....................................           17,825                     --
           First Industrial Realty Trust................................          673,600             16,124,300
           ProLogis Trust...............................................        2,681,900             54,978,950
                                                                                                  --------------
                                                                                                      71,103,250
                                                                                                  --------------

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                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1999 (UNAUDITED)

                                                                                  NUMBER
                                                                                OF SHARES             VALUE
                                                                                ----------        --------------
     OFFICE                                                        26.02%
           Arden Realty Group...........................................        3,534,100         $   78,633,725
           Cousins Properties...........................................        1,165,100             33,715,081
           Crescent Real Estate Equities Co.............................        2,387,200             51,324,800
           Equity Office Properties Trust Co............................          948,900             24,137,644
           Highwoods Properties.........................................        3,561,000             83,906,062
           Mack-Cali Realty Corp........................................        4,312,000            126,665,000
           SL Green Realty Corp.........................................        1,439,100             27,073,069
                                                                                                  --------------
                                                                                                     425,455,381
                                                                                                  --------------
     OFFICE/INDUSTRIAL                                             11.29%
           Prime Group Realty Trust.....................................        1,474,300             19,534,475
           PS Business Parks............................................        1,034,300             22,689,956
           Reckson Associates Realty Corp...............................        3,344,600             68,773,338
           Spieker Properties...........................................        2,089,500             73,654,875
                                                                                                  --------------
                                                                                                     184,652,644
                                                                                                  --------------
     SELF STORAGE                                                   2.12%
           Public Storage...............................................        1,387,100             34,677,500
                                                                                                  --------------

     SHOPPING CENTER                                               12.46%
        COMMUNITY CENTER                                            5.00%
           Developers Diversified Realty Corp...........................        2,352,500             33,670,156
           Kimco Realty Corp............................................        1,303,900             48,081,313
                                                                                                  --------------
                                                                                                      81,751,469
                                                                                                  --------------

        REGIONAL MALL                                               7.46%
           General Growth Properties....................................        1,335,000             43,304,062
           JP Realty....................................................          380,600              7,493,063
           Macerich Co..................................................        1,674,200             37,983,412
           Rouse Co.....................................................          712,500             15,808,594
           Simon Property Group.........................................          635,500             17,436,531
                                                                                                  --------------
                                                                                                     122,025,662
                                                                                                  --------------
           TOTAL SHOPPING CENTER........................................                             203,777,131
                                                                                                  --------------
                TOTAL EQUITIES (Identified cost -- $1,656,126,556)......                           1,608,633,363
                                                                                                  --------------

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                                       5

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                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1999 (UNAUDITED)

                                                                                 PRINCIPAL
                                                                                  AMOUNT                VALUE
                                                                               -------------        --------------
COMMERCIAL PAPER                                                   1.09%
           Premium Financial Corp., 4.85% due 4/1/99 (Identified
             cost -- $17,768,000)......................................        $  17,768,000        $   17,768,000
                                                                                                    --------------
TOTAL INVESTMENTS (Identified cost -- $1,673,894,556).........    99.46%                             1,626,401,363
OTHER ASSETS IN EXCESS OF LIABILITIES.........................     0.54%                                 8,891,997
                                                                 ------                             --------------
NET ASSETS (Equivalent to $36.20 per share based on 45,173,832
  shares of capital stock outstanding)........................   100.00%                            $1,635,293,360
                                                                 ------                             --------------
                                                                 ------                             --------------

------------

* Non-income producing security.

# As of March 31, 1999, security is restricted and is subject to registration with the Securities and Exchange Commission. Shares are held by the company's transfer agent. These shares have been valued at $0 market value due to the uncertainty of the Fund receiving them.

                            FINANCIAL HIGHLIGHTS'D'
                           MARCH 31, 1999 (UNAUDITED)

                                                                                                       NET ASSET VALUE
                                                                         TOTAL NET ASSETS                 PER SHARE
                                                                ----------------------------------     ----------------
NET ASSET VALUE:
Beginning of period: 12/31/98................................                      $ 1,933,340,179               $37.98
     Net investment income...................................   $    21,886,703                        $ 0.49
     Net realized and unrealized loss on investments.........       (83,724,246)                        (1.80)
     Distributions from net investment income................       (21,192,936)                        (0.47)
                                                                                                       ------

     Capital stock transactions:
           Sold..............................................       101,603,117
           Distributions reinvested..........................        17,746,290
           Redeemed..........................................      (334,365,747)
                                                                ---------------
Net decrease in net asset value..............................                         (298,046,819)               (1.78)
                                                                                   ---------------               ------
End of period: 3/31/99.......................................                      $ 1,635,293,360               $36.20
                                                                                   ---------------               ------
                                                                                   ---------------               ------

------------

'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                         (PERIODS ENDED MARCH 31, 1999)

ONE YEAR           FIVE YEARS           SINCE INCEPTION (7/2/91)
--------           ----------           ------------------------
-19.67%             8.55%                   12.31%

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                                       6

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                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark
 Director                                                  FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
                                                           Chase Global Funds Services Co.
 George Grossman                                           73 Tremont Street
 Director                                                  Boston, MA 02108
                                                           (800) 437-9912
 Jeffrey H. Lynford
 Director                                                  CUSTODIAN
                                                           The Chase Manhattan Bank
 Willard H. Smith, Jr.                                     One Chase Manhattan Plaza
 Director                                                  New York, NY 10081

 Elizabeth O. Reagan                                       LEGAL COUNSEL
 Vice President                                            Simpson Thacher & Bartlett
                                                           425 Lexington Avenue
 Adam Derechin                                             New York, NY 10017
 Vice President and Assistant Treasurer
                                                           NASDAQ Symbol: CSRSX

                                                           Website: www.cohenandsteers.com

                                                           Net asset value (NAV) can be found in the daily mutual
                                                           fund listings in the financial section of most major
                                                           newspapers under Cohen & Steers.

                                                           This report is authorized for delivery only to
                                                           shareholders of Cohen & Steers Realty Shares, Inc. unless
                                                           accompanied or preceded by the delivery of a currently
                                                           effective prospectus setting forth details of the Fund.
                                                           Past performance of course is no guarantee of future
                                                           results and your investment may be worth more or less at
                                                           the time you sell.

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                                 COHEN & STEERS
                                  REALTY SHARES

                                QUARTERLY REPORT
                                 MARCH 31, 1999


COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017

----------------
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                            STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as..................................... 'D'